UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2003

CREE, INC.
(Exact name of registrant as specified in its charter)

North Carolina (State or other jurisdiction of incorporation)	000-21154 (Commission File Number)	56-1572719 (I.R.S. Employer Identification No.)

4600 Silicon Drive, Durham, North Carolina 27703
(Address of principal executive offices)

(919) 313-5300
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure.

On January 31, 2003, Cree, Inc. (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) its Quarterly Report on Form 10-Q for the quarter ended December 29, 2002, accompanied by the written statements of Charles M. Swoboda, the Company’s President and Chief Executive Officer, and Cynthia B. Merrell, the Company’s Chief Financial Officer, required by 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002. The written statements are set forth below:

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Cree, Inc. (the “Company”) on Form 10-Q for the quarter ending December 29, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Charles M. Swoboda, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

January 31, 2003

By:	/s/ Charles M. Swoboda
Charles M. Swoboda President and Chief Executive Officer

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Cree, Inc. (the “Company”) on Form 10-Q for the quarter ended December 29, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Cynthia B. Merrell, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

January	31, 2003

By:	/s/ Cynthia B. Merrell
Cynthia B. Merrell Chief Financial Officer

The information in this Current Report on Form 8-K is furnished pursuant to Item 9 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Furthermore, the information in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREE, INC.

	By:	/s/ Cynthia B. Merrell
Dated: January 31, 2003		Cynthia B. Merrell Chief Financial Officer